UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2014

TITAN ENERGY WORLDWIDE, INC.

(Exact name of registrant as specified in its charter)

Nevada	26-0063012
(State of incorporation)	(I.R.S. Employer Identification No.)

6321 Bury Dr. Suite 8

Eden Prairie, MN 55346

(Address of principal executive offices)

(619) 988-5869

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

Series A-1 Purchase Agreement

On December 2, 2014, Titan Energy Worldwide, Inc., a Nevada corporation (the “Company”) entered into that certain Series A-1 Convertible Preferred Stock Purchase Agreement (the “Series A-1 Purchase Agreement”) with PTES Acquisition Corp., a Delaware corporation (“PTES”) and wholly-owned subsidiary of Pioneer Power Solutions, Inc. (“Pioneer”), pursuant to which the Company issued and sold 100 shares of its newly designated Series A-1 Convertible Preferred Stock (the “Series A-1 Shares”), in exchange for aggregate consideration of $1,000,000 (the “Series A-1 Stock Sale”). The Series A-1 Shares are convertible into 1,250,000,000 shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), subject to certain adjustments, and represent approximately 72.4% of the Company’s voting stock. As a condition to the Series A-1 Stock Sale, Jeffrey W. Flannery, the current sole member of the Company’s Board of Directors (the “Board”), agreed to resign from the Board, effective on or around December 13, 2014, and appointed Nathan J. Mazurek, the Chief Executive Officer of Pioneer, to serve as the new sole director of the Company, on or around December 13, 2014.

Concurrently with the Series A-1 Stock Sale, PTES also purchased 176 outstanding shares of the Company’s Series D Convertible Preferred Stock (the “Initial Series D Shares”) from two investors and entered into binding purchase agreements with certain other individual holders of the Company’s outstanding shares of Series D Convertible Preferred Stock, pursuant to which PTES agreed to purchase a total of 107.5 additional outstanding shares of the Company’s Series D Convertible Preferred Stock (the “Additional Series D Shares” and together with the Initial Series D Shares, the “Acquired Series D Shares”). The Acquired Series D Shares beneficially owned by PTES pursuant to the foregoing transactions (the “Series D Acquisition”) are convertible into a total of 387,709,734 shares of the Company’s Common Stock and collectively would represent approximately 22.4% of the Company’s voting stock.

As a result of the transactions contemplated by the Series A-1 Stock Sale and the Series D Acquisition (collectively, the “Acquisition”), PTES and Pioneer, as the sole stockholder of PTES, beneficially own a controlling interest in the Company. The Acquisition, the Series D Amendment (as defined in Item 5.03 of this report) and the Loan (as defined below) from PTES to the Company are collectively referred to herein as the “Transaction.”

Loan and Security Agreement

On December 2, 2014, the Company entered into that certain Loan and Security Agreement (the “Loan Agreement”) with PTES and certain subsidiaries of the Company as guarantors (collectively, the “Subsidiary Guarantors”), pursuant to which PTES made a term loan to the Company in the aggregate amount of $2,900,000 (the “Loan”) to be used to pay off the Company’s existing factoring line of indebtedness and certain trade payables and to provide funds for working capital and general corporate purposes in the ordinary course of business. Under the terms of the Loan Agreement, PTES, in its sole discretion, may also make additional term loans to the Company. The source of funds for the Loan was from a $5,000,000 term loan facility under Pioneer’s existing Credit Agreement (as defined below), as amended on December 2, 2014. The obligations of the Company and the Subsidiary Guarantors under the Loan Agreement are secured by a first priority security interest in all of the assets of the Company and the Subsidiary Guarantors, ranked senior to all existing and future classes of the Company’s debt and guaranteed by the Subsidiary Guarantors. Interest on the Loan accrues at a rate equal to 10% per annum, payable on a quarterly basis through the scheduled maturity date on December 2, 2019. The Loan Agreement provides for certain standard Events of Default (as defined in the Loan Agreement).

Joinder to Pioneer Credit Agreement and Security Agreement

In connection with the Acquisition and transactions contemplated by the Loan Agreement, on December 2, 2014, the Company and each of its subsidiaries entered to a Fifth Amendment to the Credit Agreement, dated June 28, 2013, among Pioneer, its wholly-owned subsidiaries and the Bank of Montreal, Chicago Branch., as lender (as amended from time to time, the “Credit Agreement”). Among other things, the Fifth Amendment to the Credit Agreement, added the Company and each of its subsidiaries as loan parties and provided Pioneer a new term loan facility in the amount of $5,000,000. Pursuant to the terms of the Credit Agreement, the principal amount of the term loan facility amortizes over five years and is payable in installments on the last day of each March, June, September, and December in each year, commencing with the calendar quarter ending March 31, 2015, and the remaining principal amount becomes due and payable at maturity. Borrowings under the term loan facility bear interest, at Pioneer’s option, at the lender’s prime rate plus 1.25% per annum on U.S. prime rate loans, or an adjusted LIBOR rate plus 2.50% per annum on Eurodollar loans. Upon the closing of the Transaction, the Company and the Company’s wholly-owned subsidiaries became guarantors of Pioneer’s obligations under the Credit Agreement and granted the lender a security interest in substantially all of their assets.

The foregoing summaries of the Series A-1 Purchase Agreement, the Loan Agreement and the Credit Agreement are not complete and are qualified in their entirety by reference to the full text of the agreements that are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference. Readers should review those agreements for a more complete understanding of the terms and conditions associated with this transaction

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 of this report is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this report is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information regarding the issuance and sale of the Series A-1 Shares set forth in Item 1.01 of this report is incorporated herein by reference.

The Series A-1 Shares offered and issued to PTES in exchange for aggregate consideration of $1,000,000 pursuant to the Series A-1 Purchase Agreement were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws, and were offered and/or sold in reliance on the exemption from registration under the Securities Act, provided by Section 4(2) and Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. PTES is an accredited investor.

Item 3.03	Material Modification to the Rights of Security Holders.

The information set forth in Item 1.01 and Item 5.03 of this report is incorporated herein by reference.

Item 5.01	Changes in Control of Registrant.

The information set forth in Item 1.01 and Item 5.02 of this report is incorporated herein by reference.

Following the consummation of the Transaction, PTES has the ability to elect all of the members of the Board, and through such directors, controls the appointment of the Company’s officers. Pioneer is the sole shareholder of PTES and therefore deemed to beneficially own all securities owned by PTES. On December 2, 2014, immediately upon the closing of the Transaction, Mr. Flannery, the Company’s chairman, chief executive officer, chief operating officer and chief financial officer resigned from all offices and Nathan Mazurek, the chief executive officer of Pioneer, was appointed to serve as the new chief executive officer and president of the Company, and Andrew Minkow, the chief financial officer of Pioneer, was appointed to serve as the new chief financial officer, vice president, secretary and treasurer of the Company. In addition, in connection with the Series A-1 Purchase Agreement, Mr. Flannery, the Company’s sole director, agreed to resign from the Board, effective on or around December 13, 2014, and appointed Mr. Mazurek to serve as the new sole director of the Company, on or around December 13, 2014. The names and biographical information of the new director and executive officers are set forth in Item 5.02 of this Current Report on Form 8-K.

As a result of the closing of the Transaction, PTES acquired beneficial ownership of approximately 94.8% of the Company’s voting stock. The source of cash funds for PTES’s acquisition of a controlling interest in the Company was from Pioneer’s revolving and term loan facilities under the Credit Agreement, as amended on December 2, 2014 and summarized in Item 1.01 of this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

The information set forth in Item 1.01 and Item 5.01 of this report is incorporated herein by reference.

On December 2, 2014, immediately upon the closing of the Transaction, Mr. Flannery resigned as chairman, chief executive officer, chief operating offer, chief financial officer and all other offices held with the Company, effective immediately. In addition, pursuant to the terms of the Transaction, Mr. Flannery agreed to resign as the sole director of the Company, effective on or around December 13, 2014. On December 2, 2014, Mr. Flannery submitted, and the Company accepted, his resignation from the Board. Mr. Flannery is not resigning because of a disagreement with the Company or on any other matter relating to its operations, policies or practices.

On December 2, 2014, the Company appointed Mr. Mazurek to serve as the new president, chief executive officer and chairman of the Board, and Mr. Minkow to serve as the new chief financial officer, vice president, secretary and treasurer of the Company, effective as of the same date. In addition, in accordance with the terms of the Transactions, Mr. Mazurek was appointed to serve as the sole director of the Company, effective immediately upon the resignation of Mr. Flannery on or around December 13, 2014.

Upon the effectiveness of each of their respective appointments as an executive officer and/or the sole director of the Company, Mr. Mazurek and Mr. Minkow will not beneficially own any equity securities of the Company or any rights to acquire any such securities of the Company. The following sets forth certain biographical information concerning the experience and background of Messrs. Mazurek and Minkow.

Nathan J. Mazurek. Mr. Mazurek was appointed as the Company’s president and chief executive officer effective as of the closing of the Transaction. Mr. Mazurek has served as Pioneer’s chief executive officer, president and chairman of the board of directors since December 2, 2009. From December 2, 2009 through August 12, 2010, Mr. Mazurek also served as Pioneer’s chief financial officer, secretary and treasurer. Mr. Mazurek has over 25 years of experience in the electrical equipment and components industry. Mr. Mazurek has served as the chief executive officer, president, vice president, sales and marketing and chairman of the board of directors of Pioneer Transformers Ltd. since 1995. Mr. Mazurek has served as the president of American Circuit Breaker Corp., a former manufacturer and distributor of circuit breakers, since 1988 and as a director of Empire Resources, Inc., a distributor of semi-finished aluminum and steel products, since 1999. From 2002 through 2007, Mr. Mazurek served as president of Aerovox, Inc., a manufacturer of AC film capacitors. Mr. Mazurek received his BA from Yeshiva College in 1983 and his JD from Georgetown University Law Center in 1986. Mr. Mazurek is being appointed to serve on the Board because he will bring to the Board extensive experience with the electrical equipment and components industry.

Andrew Minkow. Mr. Minkow was appointed as the Company’s chief financial officer, vice president, secretary and treasurer effective as of the closing of the Transaction. Mr. Minkow has served as Pioneer’s chief financial officer, secretary and treasurer and a director since August 12, 2010. Mr. Minkow has over 20 years of industry experience in corporate finance, mergers and acquisitions, capital markets, financial reporting, forecasting and general operational and administrative management. Before joining Pioneer, Mr. Minkow was an independent financial consultant and provider of executive management, strategic planning and financial reporting services to several corporate clients, including to Pioneer. Before that, from 2001 to 2009, Mr. Minkow was a founding member of middle market investment banking firm Morgan Joseph & Co. Inc. between 1997 and 2001, he served in several investment banking and capital markets roles at the U.S. division of ING Barings Furman Selz. Mr. Minkow has a BA from Cornell University and an MBA from Columbia Business School.

Item 5.03	Amendments to Articles of Incorporation or Bylaws.

Amendment to the Bylaws

On December 2, 2014, the Board approved an amendment to the Amended and Restated Bylaws of the Company (the “Bylaws Amendment”), pursuant to which the Company added a provision to expressly opt out of the “Acquisition of Controlling Interest” statute under Sections 78.378 to 78.3793 of the Nevada Revised Statues, thereby rendering it inapplicable to the Company and any acquisition of a controlling interest by existing or future stockholders. The Bylaws Amendment is attached hereto as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Amendment to the Series D Certificate of Designation

On December 2, 2014, immediately prior to the effective time of the Transaction described in Item 1.01 of this report, the Company and holders of more than a majority of the Series D Convertible Preferred Stock, acting pursuant to Section 1955 of Chapter 78 of the Nevada Revised Statutes, approved resolutions adopted by the Board to amend the Certificate of Designation of the Rights and Preferences of the Series D Convertible Preferred Stock of the Company (the “Series D Amendment”) to (i) clarify that the Series D Convertible Preferred Stock is a subseries of the Preferred Series A Stock of the Company, (ii) reduce the liquidation preference amount to $6,200 per share from $10,000 and (iii) provide the Company with an option to redeem all of the outstanding shares of the Series D Convertible Preferred Stock. The Series D Amendment was filed with the Secretary of State of the State of Nevada and became effective on December 2, 2014, immediately prior to the Transaction described above. The Series D Amendment is attached hereto as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Series A-1 Certificate of Designation

In connection with the Acquisition described in Item 1.01 of this report, the Board approved a Certificate of Designation of the Rights and Preference of Series A-1 Convertible Preferred Stock (the “Series A-1 Certificate of Designation”) classifying and designating a new subseries of the Preferred Series A Stock as the Series A-1 Convertible Preferred Stock, consisting of 100 shares and having a stated value of $10,000 per share, subject to certain adjustments. The Series A-1 Certificate of Designation was filed with the Secretary of State of the State of Nevada and became effective on December 2, 2014. The Series A-1 Certificate of Designation is attached hereto as Exhibit 3.3 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	First Amendment to the Amended and Restated Bylaws of Titan Energy Worldwide, Inc.
3.2	Certificate of Amendment to Certificate of Designation of the Rights and Preferences of the Series D Convertible Preferred Stock.
3.3	Certificate of Designation of the Rights and Preferences of the Series A-1 Convertible Preferred Stock.
10.1	Series A-1 Convertible Preferred Stock Purchase Agreement, dated as of December 2, 2014, by and between Titan Energy Worldwide, Inc. and PTES Acquisition Corp.
10.2	Loan and Security Agreement, dated as of December 2, 2014, by and between Titan Energy Worldwide, Inc. and PTES Acquisition Corp.
10.3	Fifth Amendment to the Credit Agreement, dated as of December 2, 2014, by and among the Bank of Montreal, Pioneer Power Solutions, Inc. and certain other subsidiary signatories thereto, as guarantors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITAN ENERGY WORLDWIDE, inc.

Date: December 4, 2014	By:	/s/ Andrew Minkow
	Name:	Andrew Minkow
	Title:	Chief Financial Officer

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